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                                                                   EXHIBIT 10.73
                                LICENSE AGREEMENT
                                 AMENDMENT NO. 2


         THIS AMENDMENT NO. 2 TO THE LICENSE AGREEMENT ("Second Amendment") is made and entered into effective as of November 30, 1999, ("Second Amendment Date") by and between SYNTEX (U.S.A.) INC. ("Syntex") having offices at 3401 Hillview Avenue, Palo Alto, Califomia 94304, and CV THERAPEUTICS, INC. ("CVT") having an address at 3172 Porter Drive, Palo Alto, California 94304. Capitalized Terms used in the Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the License Agreement.

                                    RECITALS

         Syntex and CVT entered into the License Agreement effective March 27, 1996 ("License Agreement") and entered into an Amendment to the License Agreement effective July 3, 1997 ("Amendment"). The License Agreement as amended by the Amendment and this Amendment No. 2 shall constitute the "Agreement."

         The parties now wish to amend the Agreement to change the milestones and payments associated with those milestones.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, Syntex and CVT now wish to amend the Agreement as follows:

         1. DELETION OF SECTION 4.5 AND EXHIBIT B. Section 4.5 of and Exhibit B to the License Agreement are hereby deleted in their entirety.

         2. AMENDMENT OF SECTION 5.1(b). Section 5.1(b) of the License Agreement is hereby amended and replaced in its entirety with the following:

                  (1) NDA FILING. CVT shall use its best efforts to file an NDA for a Licensed Product no later than June 1, 2001.

                  (2) FIRST NDA PAYMENT. If the first approval of an NDA or equivalent in one of the Major Market Countries occurs before May 1, 2002, CVT shall pay to Syntex on or before March 31, 2005 seven million United States dollars (US $7,000,000), plus all accrued interest thereon (interest shall accrue on the payment from the date of approval of such NDA or equivalent until the date payment is made at the rates set forth in the Interest Table). If the first approval of an NDA or equivalent in one of the Major Market Countries occurs after May 1, 2002, CVT shall pay to Syntex on or before March 31, 2005 seven million United States dollars (US $7,000,000), plus all accrued interest thereon (interest shall accrue on the payment from May 1, 2002 until the date payment is made at, the rates set forth in the Interest Table).

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                  (3)      SECOND NDA PAYMENT. In addition to the payment in
                           Section 5.1(b)(2) above, if the second approval of an NDA or equivalent in one of the Major Market Countries occurs before May 1, 2004, CVT shall pay to Syntex on or before March 31, 2006 seven million United States dollars (US $7,000,000), plus all accrued interest thereon (interest shall accrue on the payment from the date of approval of such NDA or equivalent until the date payment is made at the rates set forth in the Interest Table). If the second approval of an NDA or equivalent in one of the Major Market Countries occurs after May 1, 2004 but before March 31, 2006, CVT shall pay to Syntex on or before March 31, 2006 seven million United States dollars (US $7,000,000), plus all accrued interest thereon (interest shall accrue on the payment from May 1, 2004 until the date payment is made at the rates set forth in the Interest Table). If the second approval of an NDA or equivalent in one of the Major Market Countries has not occurred by March 31, 2006, CVT shall pay to Syntex on or before March 31, 2006 three million United States dollars (US $3,000,000). If, after March 31, 2006, CVT receives the second approval of an NDA or equivalent in one of the Major Market Countries, CVT shall pay to Syntex four million United States dollars (US $4,000,000) within thirty (30) days of the date of such second NDA or equivalent approval,

                  (4) For purpose of this Section 5.1, "Major Market Countries" shall mean the United States, France, Germany, Italy and the United Kingdom.

                  (5) For purpose of this Section 5.1 "Interest Table" shall mean the following interest table.

                           ----------------------------------- ---------------------------------
                                      TIME PERIOD                    ANNUAL INTEREST RATE
                                    (CALENDAR YEAR)
                           ----------------------------------- ---------------------------------

                                          2000                               13%
                           ----------------------------------- ---------------------------------
                                          2001                               14%
                           ----------------------------------- ---------------------------------
                                          2002                               15%
                           ----------------------------------- ---------------------------------
                                          2003                               16%
                           ----------------------------------- ---------------------------------
                                          2004                               18%
                           ----------------------------------- ---------------------------------
                                          2005                               20%
                           ----------------------------------- ---------------------------------

         3. AMENDMENT OF SECTION 11.3. Section 11.3 of the License Agreement is hereby amended and replaced in its entirety with the following:

                  11.3 Failure by one party to comply with any of its respective obligations contained in this Agreement shall entitle the other party to give the party in default written notice of such default. If such default is not remedied within ninety (90) days after receipt of such notice (or thirty (30) days in the event of non-payment of fees other than those contained in Section 5.1(b)), the notifying party shall be entitled to terminate this Agreement by giving notice with immediate effect The right of either party to terminate this Agreement as provided hereinabove shall not be affected in any way by its waiver of or failure to take actions with respect to any previous default. In such cases of breach by CVT, all licenses from CVT to Syntex as set forth below in
                           Section 11.4 for the case of any early termination shall be royalty free, and CVT shall provide Syntex all of the information required by Section 11.4 in the event of early termination or breach of this Agreement by CVT. Notwithstanding anything else contained in this Agreement, if CVT fails to make any payment under Section 5.1(b) on or prior to the due date, Syntex may in its sole discretion terminate this Agreement with immediate effect. If there is any BONA FIDE dispute between the parties regarding the right of termination based on failure by CVT to make a milestone or royalty payment (other than those contained in Section 5.1(b)), as the case may be, the disputed royalty or milestone payment shall be paid into an interest bearing account by CVT where it shall remain during the pendency of the dispute, and upon resolution of the dispute, paid, with accumulated interest, to the prevailing party. For purposes of Section 5.1, the payment shall be deemed paid on the date such payment is paid into the interest bearing account.

         4. AMENDMENT OF ARTICLE 11. A new section 2.6 is added to the Agreement as follows:

                  2.6 CVT may grant rights to CVT Patents and Know-How and/or Syntex Patents and Know-How to any Veterans Administration hospitals at which CVT conducts clinical trials of the Compound, provided the grant of rights is at least as restrictive as the following language:

                           Rights to any information, inventions, or discoveries (whether patentable, copyrightable or not), innovations, suggestions, ideas, communications, and reports (collectively "Inventions"), conceived, reduced to practice, made or developed by the Principal Investigator or the Department of Veterans Affairs ("DVA') as a result of conducting a Study are controlled by Federal Law (35 U.S.C. 200-212, 37 CFR 501, 38 CFR 1.650-666). However, if DVA of Principal Investigator obtains ownership of such Inventions arising from research conducted under a Study, Sponsor shall have the option to obtain a sole and exclusive worldwide license to all of DVA's and/or Principal Investigator's rights any such Invention. DVA and Principal Investigator shall promptly notify Sponsor in writing of any such Invention ("Notice"). Within one hundred and eighty (180) days after

                           Sponsor receives Notice, Sponsor and DVA and/or Principal Investigator shall enter into good faith negotiations directed to an agreement whereby Sponsor acquires sole and exclusive worldwide rights to such Invention, subject to the right of the United States to retain an irrevocable, royalty-free right to use the Invention throughout the United States. The license agreement shall contain reasonable terms and conditions which are usual and customary for pharmaceutical products at a like stage of development, which shall include a royalty for such license based upon the relative contributions to the Invention by the Principal Investigator and the commercial value of such Invention. In the event that the parties cannot agree, after good faith negotiations, to an exclusive license agreement, then Sponsor shall have a right of first refusal to accept any terms offered to a third party for rights to the Invention.

                           The granting of such rights by CVT to the Veterans Administration hospitals shall not constitute a breach by CVT of this Agreement, and such rights shall not terminate upon termination of the Agreement. The grant of such rights to the Veterans Administration hospitals shall not be limited to Cardiovascular Indications, but shall apply to any indications for such inventions.

         5. FULL FORCE AND EFFECT. This Amendment No, 2 amends the terms of the License Agreement and the Amendment and is deemed incorporated into, and governed by all the other terms of, the License Agreement and Amendment. The provisions of the License Agreement, as amended by the Amendment and this Amendment No. 2, remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the Second Amendment Date.


SYNTEX (U.S.A.) INC.                                         CV THERAPEUTICS, INC.
By:                                                          By:
    -------------------------------------------------             -------------------------------------------------
Name:          JAMES N. WOODY                                Name:          LOUIS LANGE
    -------------------------------------------------             -------------------------------------------------
Title:         PRESIDENT                                     Title:         CHAIRMAN AND CEO
    -------------------------------------------------             -------------------------------------------------
Date:          12/21/99                                      Date:          12/9/99
    -------------------------------------------------             -------------------------------------------------

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